SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Z–TEL TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(4)	Date Filed:

2004

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

Z-TEL TECHNOLOGIES, INC.

601 South Harbour Island Boulevard, Suite 220
Tampa, Florida 33602

April 29, 2004

TO OUR STOCKHOLDERS:

      You are cordially invited to attend our 2004 Annual Meeting of Stockholders, which will be held at our corporate headquarters, 601 South Harbour Island Boulevard, Suite 220, Tampa, Florida 33602, on Thursday, May 20, 2004, at 1:00 p.m., local time.

      This will be our fifth Annual Meeting of Stockholders since we became a publicly-held company. I look forward to the opportunity to report to you Z-Tel’s achievements during the past year, the challenges we face, and our plans for the future.

      Please read these materials so that you’ll know what we plan to do at the meeting. Also, please sign and return the accompanying proxy card. That way, your shares will be voted as you direct even if you can’t attend the meeting. It’s very important that you vote.

D. GREGORY SMITH

President, Chief Executive Officer
and Chairman of the Board

Z-TEL TECHNOLOGIES, INC.

601 South Harbour Island Boulevard, Suite 220
Tampa, Florida 33602

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 20, 2004

To:	The Stockholders of Z-Tel Technologies, Inc.

Time:	1:00 p.m., local time, on Thursday, May 20, 2004

Place:	Z-Tel Technologies, Inc.
Corporate Headquarters
Tampa, Florida 33602

Items of Business:
1. To elect directors; and

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Record Date:	You can vote if you were a stockholder of record on April 5, 2004.

Annual Report:	Our 2003 Annual Report to Stockholders, which is not a part of this Proxy Statement, is enclosed.

Proxy Voting:	It is important that your shares be represented and voted at the Annual Meeting. Please vote by promptly signing and dating the enclosed proxy card and mailing it to us in the enclosed postage paid, pre-addressed envelope. If you should be present at the meeting and desire to vote in person, you may Withdraw your proxy.

By Order of the Board of Directors,

D. Gregory Smith
President, Chief Executive Officer
and Chairman of the Board

PROXY STATEMENT

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 20, 2004

April 29, 2004

To the Stockholders of
Z-Tel Technologies, Inc.:

      These proxy materials are delivered in connection with the solicitation of proxies to be voted at the 2004 Annual Meeting of Stockholders of Z-Tel Technologies, Inc. The solicitation is made by and on behalf of the company and our Board of Directors.

      You are invited to attend our Annual Meeting of Stockholders to be held on May 20, 2004, beginning at 1:00 p.m., local time, at our corporate headquarters, 601 South Harbour Island Boulevard, Suite 220, Tampa, Florida, 33602. Stockholders will be admitted beginning at 12:30 p.m.

      It is important that your proxy be returned promptly to avoid unnecessary expense to the company. Therefore, whether you plan to attend the Annual Meeting or not and regardless of the number of shares of stock you own, please date, sign and return the enclosed proxy promptly.

Z-TEL TECHNOLOGIES, INC.

601 South Harbour Island Boulevard, Suite 220
Tampa, Florida 33602

ABOUT THE ANNUAL MEETING

What is the Purpose of the Meeting?

      At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors. In addition, our management will report on our performance during 2003 and respond to questions from stockholders.

When are these Materials Being Mailed?

      This Proxy Statement, form of proxy and voting instructions are being mailed starting on approximately May 5, 2004.

Who is Entitled to Vote?

      Only holders of record of common stock and Series D and Series E preferred stock as of the close of business on the record date, April 5, 2004, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting (or any adjournment or postponement thereof) the shares that they held on the record date. Holders of the Series G preferred stock are not entitled to vote at the Annual Meeting. Holders of the common stock and the Series D and E preferred stock will vote together as a single class on all matters at the Annual Meeting. Each share of common stock will entitle its holder to one vote on each matter properly brought before the Annual Meeting. Holders of the Series D and E preferred stock will be entitled to a number of votes equal to the number of common shares into which their preferred shares were convertible as of the record date, April 5, 2004. As of that date, there were 36,306,682 common shares, 4,569,497 Series D preferred shares and 4,166,667 Series E preferred shares outstanding. The Series D preferred shareholders will be entitled to 6,353,877 votes. The Series E preferred shareholders will be entitled to 7,906,910 votes.

What Constitutes a Quorum?

      The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote on the record date (treated as a combined single class) will constitute a quorum, permitting us to conduct the business of the meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting, but will not be counted for any other purpose. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions as to that item from the beneficial owner.

How Do I Vote?

      If you complete and properly sign the accompanying proxy card and return it to our transfer agent, it will be voted as you direct. If you are a registered stockholder and attend the Annual Meeting, you may vote at the Annual Meeting either by ballot or by delivery of your completed proxy card in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Can I Vote by Telephone or Electronically?

      No. You must vote by completing and returning the enclosed proxy card in the enclosed postage paid pre-addressed envelope, or by voting in person at the meeting.

Can I Change My Vote After I Return My Proxy Card?

      Yes. Even after you have submitted your proxy, you may revoke the proxy and you may change your vote any time before the proxy is exercised. To change your vote, file with the Secretary of Z-Tel either a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting the shares in person. A notice of revocation or a later dated proxy will not be effective until received by us and unless we receive it at or before the Annual Meeting. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournment thereof as indicated on the proxy card. Sending in a proxy does not affect your right to vote in person if you attend the meeting, although attendance at the meeting will not by itself revoke a previously granted proxy.

If I Submit a Proxy, How Will My Shares be Voted?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

What are the Board’s Recommendations?

      The Board’s recommendations are set forth, together with the description of each item, in this Proxy Statement. In summary, the Board recommends a vote:

•	for election of the nominees for director positions (see page 4)

      With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the date this Proxy Statement, we did not know of any other matter to be raised at the Annual Meeting.

What Vote is Required to Approve Each Item?

      Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

How Will Votes be Counted?

      All votes will be tabulated by employees of Corporate Communications, Inc., one or more of whom will serve also as inspectors of election. Although abstentions and broker non-votes are each included in the determination of the number of shares present, they are not counted on any matters brought before the meeting.

Who is Paying for the Preparation and Mailing of the Proxy Materials and How Will Solicitations be Made?

      The company will pay the expenses of soliciting proxies. Proxies may be solicited by directors, officers or employees in person or by telephone, mail, electronic transmission, facsimile transmission or telegram. The company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to stockholders, and the company will reimburse such institutions for their out-of-pocket expenses.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      Three directors are to be elected at the Annual Meeting. Currently, the Board of Directors is divided into three classes. Each class consists of three directors. All directors within a class have the same terms of office as all other directors in the same class. The class terms expire at successive annual meetings so that each year a class of directors is elected. The current terms of the three classes of directors expire in 2004 (Class I directors), 2005 (Class II directors) and 2006 (Class III directors). Directors are elected for three-year terms or to serve the remainder of an unexpired three-year term. Each of the Class I directors elected at the 2004 Annual Meeting will be elected to serve a three-year term.

      The Board of Directors has nominated the following persons to stand for election as Class I directors at the 2004 Annual Meeting of Stockholders, with terms expiring in 2007:

Charles W. McDonough
Richard F. LaRoche, Jr.
W. Andrew Krusen, Jr.

      Each of the proposed nominees for election as a director has consented to serve if elected. If, as a result of circumstances not now known or foreseen, one or more of the nominees shall be unavailable or unwilling to serve as a director, proxies may be voted for the election of such other persons as the Board of Directors may select. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

      The persons named in the enclosed proxy intend, unless otherwise directed, to vote such proxy “FOR” the election Charles W. McDonough, Richard F. LaRoche, Jr. and W. Andrew Krusen, Jr. as Class I directors of the company. Each nominee that receives a plurality of the votes cast by the shares entitled to vote at the Annual Meeting will be elected as the directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY — ITEM 1 ON YOUR PROXY CARD.

OTHER BUSINESS

      We do not expect any other matters to be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.

DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS

Directors Standing for Election

      Charles W. McDonough (Class I), 52, has been a Director of Z-Tel since November 2000. Mr. McDonough has served as Senior Vice President — Chief Technology Officer since August 1998. From 1975 through 1998, he was an employee and then a partner at Andersen Consulting LLP. Mr. McDonough received a B.A. in Industrial Engineering and a M.S. in Industrial Administration from Carnegie Mellon University.

      Richard F. LaRoche, Jr. (Class I), 58, has served as a Director of Z-Tel since September 2002. Mr. LaRoche has served as General Counsel and Secretary of National HealthCare Corporation since 1971. He additionally served as Senior Vice President in charge of finance and acquisitions from 1986 until his retirement in May 2002. He is a board member of National HealthCare Corporation (AMEX:NHC) and National Health Investors, Inc. (NYSE:NHI). Throughout his tenure with NHC, he structured the legal framework of the company’s most significant transactions, including overseeing the company’s initial public offering, converting NHC into a master limited partnership from 1986 through 1997, and participating in the creation and international capitalization of National Health Investors (1991) and National Health Realty (1997 — AMEX:NHR). Mr. LaRoche is a Dartmouth graduate and holds a law degree from Vanderbilt University School of Law.

      W. Andrew Krusen, Jr. (Class I), 56, has served as a Director of Z-Tel since his appointment on December 30, 2003. Since 1987, Mr. Krusen has served as Chairman of Dominion Financial Group Inc., a merchant banking company that provides investment capital to emerging business enterprises. Mr. Krusen also serves as Chairman of Dominion Energy and Minerals Corporation, an oil and gas concern and is a Managing Member of Krusen, Douglas LLC, a large landowner in the Tampa, Florida area. He also serves as Chief Executive Officer and Director of General Group Holdings, Inc., a family controlled business involved in real estate development, construction, leasing and manufacturing. Mr. Krusen is a Director of publicly-held Florida Banks, Inc. and Memry Corporation, as well as Raymond James Trust Company (a subsidiary of publicly-held Raymond James Financial, Inc.), and privately-held S&P Cellular Holdings, Inc., Highpine Oil & Gas Ltd., a Canadian oil and gas concern, C2C Fiber Networks, and Beall’s Inc. Mr. Krusen is a graduate of Princeton University.

Directors Continuing in Office

Directors Whose Present Terms Continue Until 2005

      John K. Aurell (Class II), 68, has served as a Z-Tel Director since November 2001. Mr. Aurell is a Senior Partner and Senior Counsel of Ausley & McMullen, a law firm located in Tallahassee, Florida. His practice includes complex litigation and counseling involving various commercial, corporate, securities, regulatory, governmental, environmental and constitutional issues. Mr. Aurell received a B.A. from Washington & Lee University and LL.B. from Yale Law School. Mr. Aurell is the uncle of the wife of our chief executive officer, D. Gregory Smith.

      Andrew C. Cowen (Class II), 33, has been a Director of Z-Tel since June 2001. Since 1992, Mr. Cowen has been employed in the private equity group of Brown Brothers Harriman. His primary responsibilities include sourcing, evaluating, negotiating and monitoring private equity investments on behalf of The 1818 Funds, a family of private equity partnerships managed by Brown Brothers Harriman. Mr. Cowen is experienced and regularly involved in matters relating to corporate strategy, business development, financial and investment analysis, capital structure and fund-raising, mergers and acquisitions, and other corporate governance issues. Mr. Cowen graduated Phi Beta Kappa and summa cum laude from Bowdoin College and received an M.B.A. from the Wharton School of the University of Pennsylvania.

      Charles D. Hyman (Class II), 45, has been a Director of Z-Tel since November 2000. Since 1993, Mr. Hyman has been President of Charles D. Hyman & Company, a private investment advisory firm he founded. Mr. Hyman received a B.A. from the University of Virginia and an M.B.A. from the University of Florida.

Directors Whose Present Terms Continue Until 2006

      D. Gregory Smith (Class III), 45, a founder of Z-Tel, has served as President, Chairman of the Board and Chief Executive Officer of Z-Tel since inception. Mr. Smith was a Director from 1991 to 1997, Executive Vice President from 1994 to 1997 and Vice President from 1991 to 1994 of Premiere Technologies, Inc. From 1987 to 1991, Mr. Smith was a management and financial consultant with Olympus Telecommunications, Inc. and Olympus Partners, Inc., companies that he founded. Mr. Smith has also held positions with NationsBank of Florida, N.A. and Chase Bank of Florida. Mr. Smith received a B.S. in Commerce from the University of Virginia.

      Jeffrey A. Bowden (Class III), 58, a founder of Z-Tel, has served as a Director of Z-Tel since July 1998. Mr. Bowden has been a consultant since January 2002 and previously served as Executive Vice President — Corporate Strategy from 2000 to 2002 and Director from 2000 to 2002 of Pacific Century Cyberworks, Limited. Mr. Bowden is also a Director of Softnet Systems, Inc. During 1998, he also served as our interim Chief Financial Officer. Mr. Bowden was Vice President of Bell Atlantic Corporation from 1997 to 1998. Mr. Bowden was a Vice President of The Nynex Corporation from 1994 to 1997 and Vice President and a Director of The Boston Consulting Group, Inc. from 1988 to 1994, continuing as a director until September 2000. Mr. Bowden received his B.S. from the University of Michigan and his M.B.A. from the Harvard Graduate School of Business.

      Lawrence C. Tucker (Class III), 61, has been a Director of Z-Tel since November 2000. Mr. Tucker has been with Brown Brothers Harriman & Co., a private investment banking and advisory firm, for 35 years. He was named a General Partner of the firm in 1979. Mr. Tucker received a B.S. from the Georgia Institute of Technology and an M.B.A. from the Wharton School of the University of Pennsylvania.

Arrangements as to Selection and Nomination of Directors

      By agreement with the company, The 1818 Fund II, L.P., holder of all the Series E preferred shares, is entitled to designate two individuals to serve as directors and, upon expiration of their terms, to be included in the slate of nominees recommended by the Board of Directors. Messrs. Tucker and Cowen are such designees.

EXECUTIVE OFFICERS

      Certain information regarding our executive officers as of April 29, 2004 is set forth below.

Name	Age	Position

D. Gregory Smith	45	President, Chief Executive Officer and Chairman of the Board of Directors
Charles W. McDonough	52	Senior Vice President — Chief Technology Officer and Director
Michael Slauson	33	President — Z-Tel Consumer Services, LLC and Touch 1 Communications, Inc.
J. Bryan Bunting	57	Senior Vice President — Enterprise Systems
Robert A. Curtis	36	Senior Vice President — Strategic Planning and President, Z-Tel Network Services, Inc.
Horace J. Davis, III	36	Treasurer and Senior Vice President — Chief Financial Officer
Douglas W. Jackson	38	Senior Vice President — Marketing
John Tomljanovic	37	Senior Vice President — Business Operations
Frank M. Grillo	38	Senior Vice President — Business Group

      Michael Slauson has served as President of Touch 1 Communications, Inc. since December 2001. From June 2001 to December 2001, Mr. Slauson served as Vice President of customer care for Z-Tel. From April 2000 to June 2001, he served as Vice President of Enterprise Systems for Z-Tel. From 1998 to 2000, he served as Vice President of Information Systems for Touch 1 Communications, Inc. From 1992 to 1998, Mr. Slauson served as Human Resources Program Manager for Mason & Hanger Corporation. Mr. Slauson holds a B.A. in Management Information Systems from Texas Tech University and an M.B.A. from West Texas A&M.

      J. Bryan Bunting has served as Senior Vice President — Enterprise Systems since January 1999 and was Senior Vice President — Z-Tel Business Networks from August 1998 to January 1999. From 1968 through 1998, he was an officer of NationsBank, serving most recently as Senior Vice President of direct banking. Mr. Bunting attended Old Dominion University.

      Robert A. Curtis has served as our Senior Vice President — Strategic Planning since July 1999 and as President, Z-Tel Network Services, Inc., a wholly owned subsidiary, since January 2001. From April 30, 1998 to June 1999, Mr. Curtis was Vice President — Business Development and Legal Affairs at Z-Tel. From September 1995 to April 1998, Mr. Curtis was an attorney at the Houston office of Fulbright & Jaworski LLP, where he specialized in antitrust and complex federal litigation. Mr. Curtis graduated from the Duke University School of Law in 1995. Mr. Curtis received his B.A. in Philosophy from Trinity University and his Doctor of Philosophy (D. Phil) from the University of Oxford (England).

      Horace J. Davis, III has served as our Chief Financial Officer, Senior Vice President and Treasurer since June 2001. He had served as Senior Vice President — Budgeting and Financial Planning since January 2001. Mr. Davis has also been Chief Financial Officer and Vice President — Planning for Touch 1 Communications, Inc. since 1995. Mr. Davis received a B.B.A. and an M.B.A. from Millsaps College. Touch 1 Communications, Inc. and its wholly owned subsidiary, direcTEL, Inc., filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code on June 29, 1998 and July 9, 1998, respectively, in the United States Bankruptcy Court for the Southern District of Alabama. The Bankruptcy Court entered final decrees closing the direcTEL case on October 5, 2000 and the Touch 1 case on October 30, 2000.

      Douglas W. Jackson has served as Senior Vice President — Marketing of Z-Tel since June 1999. From 1996 through 1999 he held the position of Senior Brand Manager for the Coca-Cola Company and prior to that from 1992 to 1996 he was an associate product manager for Kraft General Foods Corp. Mr. Jackson received his B.A. from University of Virginia and his M.B.A. from University of Michigan.

      John Tomljanovic has served as Z-Tel’s Senior Vice President — Business Operations since June 2002. From 2000 to 2002, Mr. Tomljanovic was Director of Customer Support for Corvis Corporation, a designer and manufacturer of optical telecommunications equipment. From 1998 to 2000, he was Vice President — Client care for USinternetworking, Inc., an application service provider. From 1992 to 1998, he was a manager for Andersen Consulting, LLP. Mr. Tomljanovic holds a Bachelor of Science in Electrical Engineering from the University of Pittsburgh.

      Frank M. Grillo has served as Z-Tel’s Senior Vice President — Business Group since April of 2003. Before that he was Senior Vice President of Global Business Markets for MCI WorldCom, where he managed over 1,000 marketing professionals and was responsible for global business marketing strategy, including product management, pricing, marketing communications, advertising, sales training, sales support, sales engineering and online and alternate channel distribution. From 1995 to 2000 he was Vice-President of Marketing for LDDS.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      By agreement dated September 1, 1998, Charles W. McDonough, currently a Director and Senior Vice President — Chief Technology Officer, purchased 550,000 shares of our common stock for $468,750. In connection with the purchase of these shares, we loaned $468,750 to Mr. McDonough. This loan bore interest at an 8% annual rate, matured on December 31, 2002 and was secured by a pledge to us of the common stock. The largest amount of indebtedness under the note during 2002 was $632,127. Mr. McDonough repaid the loan in full during 2003.

SECTION 16(B) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based solely upon a review of Forms 3, 4, and 5 furnished to us during or with respect to our most recently completed fiscal year, we believe that all of our directors, officers, and 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them. All such forms were file timely. Mr. Bowden, a Z-Tel Director, filed amendments to two Forms 4 because his holdings were incorrectly stated on the originally filed forms.

CODE OF ETHICS

      We have adopted a code of ethics applicable to all employees and directors, including our chief executive officer and chief financial officer. We have posted the text of our code of ethics to our Internet web site: http://www.z-tel.com. Select “Investor Relations” from the drop down menu under “Learn.” The code of ethics is contained within the “Overview” section. We intend to disclose any change to or waiver from our code of ethics by posting such change or waiver to our Internet web site within the same Overview section as described above.

MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors held seven formal meetings during 2003. Mr. Cowen did not attend two of those meetings. All other Board actions during the year were accomplished through unanimous written consent.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      We have established procedures by which stockholders may communicate with members of the Board of Directors. If you wish to communicate with the Board of Directors or a specified member of the Board you may send written communications addressed to Board of Directors, Z-Tel Technologies, Inc., c/o Andrew L. Graham, Secretary of the Corporation, 601 South Harbour Island Boulevard, Suite 220,

Tampa, Florida 33602. The communication should include your name and the class and number of shares you own. Communications that are not commercial, pornographic, obscene, defamatory, malicious or frivolous in nature will be promptly forwarded to the Board of Directors or the specified member of the Board to whom the communication is addressed.

      Board members are encouraged, but not required to attend the Annual Meeting of the Stockholders. Messrs. Smith, LaRoche and Bowden attended the 2003 Annual Meeting of the Stockholders.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

      The Audit Committee’s principal responsibilities are to (i) appoint, compensate, evaluate, retain, terminate and oversee of the work of the company’s independent auditor (ii) pre-approve all audit and permissible non-audit services performed by the company’s independent auditors (iii) review with management and the company’s independent auditors the company’s annual and quarterly financial statements (iv) monitor the company’s external and internal auditing, accounting and financial reporting processes (v) ensure the operation of a complaint notification system and (vi) review the activities and organizational structure of the company’s internal audit department. The Audit Committee is currently composed of three members: Richard F. LaRoche, Jr., Chairman, Jeffrey A. Bowden and John K. Aurell. Since our common stock is listed on The Nasdaq SmallCap Market, we are governed by its listing standards. Accordingly, each member of the Audit Committee is an “independent director” as defined by Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. and meets the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities and Exchange Commission. The Board of Directors has determined that Mr. LaRoche and Mr. Bowden are audit committee financial experts. The Audit Committee met formally six times during 2003 and otherwise acted by unanimous written consent. The Board of Directors has adopted a written Audit Committee Charter. The charter is attached as an appendix to this Proxy Statement.

      The Compensation Committee’s principal functions are to (i) approve the terms and conditions under which the executive officers (both senior and junior) are employed, including the terms of any related employment contracts and (iii) administer the company’s equity participation plans. The Compensation Committee is currently composed of three members: Lawrence C. Tucker, Chairman, Jeffrey A. Bowden and W. Andrew Krusen, Jr., each of whom is an “independent director” as defined by Rule 4200(a)(15)
of the Nasdaq Stock Market, Inc. Mr. Krusen is a newly appointed member of the Compensation Committee. He replaced Mr. Hyman effective April 29, 2004. The Compensation Committee met formally once during 2003 and otherwise acted by unanimous written consent.

      The Nominating Committee’s principal responsibilities are to (i) assist the Board of Directors in identifying, recruiting, and, when appropriate, interviewing candidates for nomination or appointment to the Board of Directors, including individuals recommended by stockholders and others; (ii) establish procedures by which stockholders may recommend candidates for nomination to the Board of Directors in connection with elections to the Board of Directors by the stockholders (in addition to any procedures which may be set forth in our articles of incorporation or bylaws); and (iii) recommend to the Board of Directors candidates for nomination or appointment to the Board of Directors, as the case may be. The Nominating Committee has no responsibilities in connection with the nomination or appointment of directors in cases where the right to nominate or appoint a director legally belongs to a third party.

      The Nominating Committee is composed of three members: Lawrence C. Tucker, Andrew C. Cowen, John K. Aurell, each of whom is an “independent director” as defined by Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. The Nominating Committee was formed April 29, 2004. Hence it held no meetings in 2003. The Board of Directors has adopted a written Nominating Committee Charter. The charter is attached as an appendix to this Proxy Statement.

      The Nominating Committee identifies director candidates in numerous ways. Generally, the candidates are known to and recommended by members of the Board of Directors or management. In evaluating director candidates, the Nominating Committee considers a variety of attributes, criteria and factors, including experience, skills, expertise, diversity, personal and professional integrity, character, temperament, business judgment, time availability, dedication and conflicts of interest. At a minimum, director candidates must be at least 18 years of age and have such business, financial, technological or legal experience or education to enable them to make informed decisions on behalf of the company.

      The Nominating Committee will consider director candidates recommended by stockholders. If you wish to recommend one or more director candidates you should send your recommendations to the Secretary of the Corporation, Andrew L. Graham, 601 South Harbour Island Boulevard, Suite 220, Tampa, Florida 33602. Each recommendation should set forth the candidate’s name, age, business address, business telephone number, residence address, and principal occupation or employment and any other attributes or factors you wish the Committee to consider, as well as your name, address and telephone number and the class and number of shares you hold. The Nominating Committee may require the recommended candidate to furnish additional information. The Secretary will forward recommendations of qualified candidates to the Nominating Committee and those candidates will be given the same consideration as all other candidates.

      A shareholder wishing to nominate an individual for election to the Board of Directors at the Annual Meeting of the Stockholders, rather than recommend a candidate to the Nominating Committee, must comply with the advance notice requirements set forth in our bylaws. See “Stockholder Proposals for Presentation at the 2005 Annual Meeting” for further information.

AUDIT COMMITTEE REPORT

To The Board of Directors

      The Audit Committee oversees Z-Tel’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the company’s financial statements and reporting process, including its systems of internal controls. The company’s independent auditors are responsible for expressing an opinion on the conformity of the financial statements with generally accepted accounting principles.

      In fulfilling its oversight responsibilities, the Audit Committee reviewed with management (which has the primary responsibility for the company’s financial statements and reporting process, including its systems of internal controls) the audited financial statements in the Annual Report and discussed with management the quality, in addition to the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      In addition, the Audit Committee met various times with the company’s independent auditors, with and without management present. The independent auditors are responsible for expressing an opinion on the conformity of the financial statements with generally accepted accounting principles. In these meetings, the Audit Committee discussed with the independent auditors, among other things, the overall scope and plans for their audit, the results of their examinations, their evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting. The Audit Committee also reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Furthermore, the Audit Committee discussed with the independent auditors their independence from management and the company, including the matters in the written disclosures required by the Independence Standards Board. Specifically, the Audit Committee discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380) and it received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Richard F. LaRoche, Jr., Chairman
Jeffrey A. Bowden
John K. Aurell

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table provides summary information concerning compensation paid or accrued by us to, or on behalf of, our “Named Executive Officers,” which are our chief executive officer and our five most highly compensated executive officers serving as executive officers at December 31, 2003.

				Long Term
				Compensation
	Annual Compensation			Awards
				Shares	All Other
		Salary	Bonus	Underlying	Compensation
Name and Principal Position	Year	($)	($)	Options	($)(1)

D. Gregory Smith	2003	275,000	—	50,000 (2)	—
President, Chief Executive Officer	2002	274,830	—	125,000	—
and Chairman	2001	154,583	—	400,000	—

J. Bryan Bunting	2003	208,190	—	25,000	—
Senior Vice President — Enterprise Services	2002	202,409	—	70,000	—
	2001	190,125	—	192,000	—

Charles W. McDonough	2003	240,000	—	15,000	—
Director and	2002	240,000	—	150,000	—
Senior Vice President — Chief Technology Officer	2001	217,500	—	300,000	—

Robert A. Curtis	2003	200,000	—	25,000	—
Senior Vice President — Strategic Planning	2002	200,000	—	100,000	—
	2001	185,577	—	200,000	—

Horace J. Davis III	2003	200,000	—	25,000	—
Treasurer and Senior Vice President —	2002	150,009	—	70,000	—
Chief Financial Officer	2001	138,533	—	200,000	—

Frank M. Grillo	2003	224,126	—	100,000	—
Senior Vice President — Business Group	2002	—	—	—	—
	2001	—	—	—	—

(1)	The aggregate amount of perquisites and other personal benefits, securities or property received by each of the Named Executive Officers was less than either $50,000 or 10% of the total annual salary and bonus reported for that Named Executive Officer.

(2)	Options pursuant to which Mr. Smith had the right to purchase 550,000 shares of our stock expired during 2003.

Option Grants During Last Fiscal Year

      The following table contains information concerning the stock option grants made to each of the Named Executive Officers during the fiscal year ended December 31, 2003, subject to the following.

      The options described below were granted pursuant to our 2000 Equity Participation Plan. The options vest over a three-year period commencing on the grant date and expire ten years thereafter (unless the employee at the time of the grant owned more than 10% of the total combined voting power of all classes of stock, in which case they expire over five years).

      The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission. They are for analysis purposes only. The actual stock price appreciation, if any, over the ten-year option term (or five-year term, as the case may be) may differ substantially from these assumed rates. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants. The potential realizable value is calculated by assuming that the fair market value of the common stock appreciates at the indicated rate during the entire term of the option (commencing on the date of grant) and that the option is exercised at the exercise price and sold on the last day at the appreciated price.

Individual Grants

	Number of
	Shares of				Potential Realizable
	Common	% of Total	Weighted		Value at Assumed
	Stock	Options	Average		Annual Rates of Stock Price
	Underlying	Granted to	Exercise		Appreciation for Option Term
	Options	Employees in	Price	Expiration
Name	Granted	2003 (%)	($/sh)	Date	5% ($)	10% ($)

D. Gregory Smith	50,000	2.92	1.77	8-29-2008	24,451	54,030
J. Bryan Bunting	25,000	1.46	1.77	8-29-2013	27,829	70,523
Charles W. McDonough	15,000	0.88	1.77	8-29-2013	16,697	42,314
Robert A. Curtis	25,000	1.46	1.77	8-29-2013	27,829	70,523
Horace J. Davis III	25,000	1.46	1.77	8-29-2013	27,829	70,523
Frank M. Grillo	100,000	5.84	1.77	8-29-2013	111,314	282,092

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Value Table

      The following table shows information concerning stock option exercises during 2003 and stock option values as of December 31, 2003 by each of the Named Executive Officers. The value of unexercised in-the-money options is determined by subtracting the exercise price from the fair market value of the common stock based on $2.02, the closing price of our common stock as of December 31, 2003, multiplied by the number of shares underlying the options.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at Fiscal Year-End		In-the-Money Options
	Shares	Value	(#)		at Fiscal Year-End ($)
	Acquired on	Realized
Name	Exercise (#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

D. Gregory Smith	—	—	475,405	200,695	269,500	121,000
J. Bryan Bunting	—	—	541,332	113,168	132,369	62,531
Charles W. McDonough	—	—	649,176	160,834	509,400	108,750
Robert A. Curtis	—	—	380,777	122,223	242,799	76,251
Horace J. Davis III	—	—	270,277	104,723	136,999	63,651
Frank M. Grillo	—	—	—	100,000	—	202,000

Executive Employment Agreements and Change-In-Control Arrangements

      We have entered into the following employment agreements with our senior executives:

		Annual
Officer	Term	Salary	Position

D. Gregory Smith	July 2002 – July 2005	$275,000	President, Chief Executive Officer and Chairman
Charles W. McDonough	August 2002 – August 2005	$240,000	Senior Vice President —
			Chief Technology Officer
J. Bryan Bunting	August 2002 – August 2005	$201,884	Senior Vice President — Enterprise Systems
Robert A. Curtis	July 2002 – July 2005	$200,000	Senior Vice President — Strategic Planning
Horace J. Trey Davis III	August 2002 – August 2005	$200,000	Senior Vice President —
			Chief Financial Officer and
			Treasurer
Michael J. Slauson	August 2002 – August 2005	$150,000	President, Z-Tel Consumer Services and Touch 1 Communications, Inc.
Douglas W. Jackson	July 2002 – July 2005	$150,000	Senior Vice President — Marketing

      The employment agreements with foregoing individuals also provide for —

•	automatic renewal for subsequent one year terms unless either party elects not to renew prior to 90 days from the end of the then current term of the agreement;

•	participation in an executive bonus pool equal to 5% of annual EBITDA to be allocated among the participants in the discretion of the Compensation Committee;

•	the payment of his base salary and any other benefits to which he would have been entitled for the term of the agreement if his employment is terminated without cause (as defined in the agreements);

•	the payment of two and nine-tenths (2.9) times his base salary and any incentive or bonus paid in the prior year if specified events occur within three years of the occurrence of a change of control;

•	the obligation to keep our nonpublic information confidential; and

•	the obligation not to compete with us in the United States and not to solicit our employees after termination of employment.

PERFORMANCE GRAPH

      The following graph compares the cumulative total return on our common stock with the cumulative total return of the companies in the Nasdaq Composite Index and the Nasdaq Telecommunications Index. Cumulative total return shown in the Performance Graph is measured assuming (i) an initial investment of $100 on December 31, 1999 and (ii) the reinvestment of dividends.

	12/14/99	12/31/99	12/29/00	12/31/01	12/31/02	12/31/03

Z-Tel Common Stock	100.00	237.50	30.51	7.65	4.76	11.88
Nasdaq Composite Index	100.00	114.31	68.94	54.68	37.81	56.53
Nasdaq Telecommunications Index	100.00	109.18	46.50	30.94	14.25	23.69

COMPENSATION COMMITTEE REPORT

To The Board of Directors

Role of the Compensation Committee; Philosophy

      The Compensation committee is a committee of the Board of Directors to which authority has been delegated to approve and monitor the executive compensation and benefits programs of Z-Tel Technologies, Inc. and its subsidiaries (collectively the “Company”), to administer and make awards under the company’s equity participation plans and to monitor and supervise the administration of the Z-Tel Technologies, Inc. 401-K Plan (the “401-K Plan”).

      The primary objectives of the Compensation Committee as set forth in the Compensation Committee Charter are—

(1) To assure that the Company’s executive compensation and benefits programs and awards under its equity plans—

•	Are competitive with other growing companies in the Company’s industry;

•	Safeguard the interests of the Company and its stockholders;

•	Are effective in driving performance to achieve financial goals and create stockholder value;

•	Foster teamwork on the part of management and non-management employees;

•	Are cost effective and fair to employees, management and stockholders; and

•	Are well communicated and understood by the participants;

(2) To assure investor confidence in the integrity of the Company’s process for determining executive compensation; and

(3) To assure the Company fulfills its fiduciary obligations in its administration of the 401-K Plan.

      The Committee’s philosophy with respect to executive compensation has been to establish comparatively low base salaries and place substantial emphasis on stock-based and performance-based incentive compensation, which we viewed to be very effective at correlating executive compensation with corporate performance and increases in stockholder value. We have retained a compensation consulting firm, Hewitt Associates LLC to assist us. Hewitt has provided us with an executive compensation study.

Equity Participation Plan

      The company has two equity participation plans: the 1998 Equity Participation Plan and the 2000 Equity Participation Plan. The 1998 Equity Participation Plan was terminated in 2000, although options remain outstanding under that plan. The 2000 Equity Participation Plan authorizes us to award, among other things, non-qualified and incentive stock options, restricted stock, deferred stock and stock appreciation rights to employees and consultants, while the full Board administers stock-based awards to independent directors. Under the 2000 Equity Participation Plan, we select the employees and consultants to whom awards are to be made, determine the number of shares to be subject to awards and the terms and conditions of the awards, and make all other determinations and take all other actions necessary or advisable for the administration of the plan with respect to employees or consultants.

      As of April 29, 2004, 1,020,813 shares of common stock are reserved for issuance under the 2000 Equity Participation Plan. The 2000 Equity Plan is an “evergreen” plan. On the first day of each fiscal year a number of shares equal to the lesser of 3,000,000 or 6% of the outstanding shares of common stock are added to the plan, unless the Board of Directors sets a smaller number. The exercise price of stock options awarded under the 2000 Equity Participation Plan is generally made at no less than fair market value on the date of the award. The number of shares subject to options granted under the 2000 Plan to any individual in any calendar year cannot exceed 550,000. During 2003, we awarded options to purchase 1,712,600 shares.

EBITDA Bonus Plan

      In 2001, we implemented an executive bonus plan funded by 5% of our earnings before interest, taxes, depreciation and amortization (“EBITDA”), if any. Participation in the plan is limited to certain senior executives selected from time to time by us. We allocate the 5% EBITDA bonus among the plan participants in our discretion. The entire amount, however, must be allocated. During 2003, $430,000 of EBITDA bonus compensation was earned. We allocated the entire EBITDA bonus to D. Gregory Smith, the company’s chief executive officer, who then waived his right to receive the bonus. Accordingly, no senior executive received any portion of the EBITDA bonus in 2003.

2003 Compensation for the Chief Executive Officer

      The general policies described above for the compensation of the executive officers also apply to the compensation approved by Compensation Committee during 2003 for Mr. Smith, the company’s president and chief executive officer. Mr. Smith received a base salary of $275,000 during 2003 and was granted a total of 50,000 options to purchase common stock at an exercise price of $1.77 per share. Those options expire on August 29, 2008. Also, 550,000 of Mr. Smith’s stock options expired during 2003. Based upon the executive compensation study provided to us by, Hewitt Associates LLC, our compensation consulting firm, we believe Mr. Smith’s annual salary is relatively lower than the salaries of other chief executive officers in comparable situations. Mr. Smith has an employment agreement with the company, the initial term of which will expire in 2005. The agreement provides for (i) a base salary of $275,000, (ii) automatic renewal for subsequent one year terms (subject to nonrenewal by either party 90 days prior to the end of the term), (iii) participation in a bonus pool equal to 5% of annual EBITDA to be allocated among participating senior executives, (iv) the payment of his base salary and benefits for the term of the agreement in the event of termination without cause, and (v) in the event of a change in control of Z-Tel, the payment of 2.9 times his base salary and any incentive or bonus paid in the prior year if certain specified events occur within three years of the occurrence of a change of control. Under the agreement, Mr. Smith has also agreed to certain noncompetition and nonsolicitation covenants.

      This report has been provided by the Compensation Committee.

COMPENSATION COMMITTEE:
Lawrence C. Tucker, Chairman
Jeffrey A. Bowden
Charles D. Hyman

DIRECTOR COMPENSATION

      Directors do not currently receive any cash compensation for services rendered to Z-Tel in their capacities as directors. Pursuant to the terms of the 2000 Equity Participation Plan of Z-Tel Technologies, Inc., upon initial election to the Board of Directors each independent director (that is, a director not employed by the company) automatically receives options to purchase 1,100 shares of Z-Tel’s common stock. Thereafter, each independent director also receives automatically options to purchase an additional 1,100 shares of Z-Tel’s common stock at the time of each annual meeting of stockholders at which such director is reelected. Options received by independent directors under the 2000 Equity Participation Plan have exercise prices not less than the fair market value of the company’s common shares at the date of the grant, expire ten years after the date of the grant and vest over four years. The 2000 Equity Participation Plan also permits discretionary grants of stock options to independent directors. During 2003, we granted 157,700 stock options to our independent directors.

SECURITY OWNERSHIP

      The following table sets forth, as of April 29, 2004 (unless otherwise stated), the number of shares of our common stock, our Series D preferred stock, our Series E preferred stock and our Series G beneficially owned by:

•	each person who we know to be a beneficial owner of 5% or more of that class or series of stock;

•	each of our directors;

•	each of our Named Executive Officers; and

•	all executive officers and directors as a group.

Shares Beneficially Owned and Percentage of Class(1)

			Series D		Series E		Series G
	Common		Preferred		Preferred		Preferred
Beneficial Owner	Stock	%	Stock	%	Stock	%	Stock	%

D. Gregory Smith(2)(3)	12,010,141	29.36	416,667	9.12	—	—	28.0	16.00
Carol Jane Smith(2)(3)	5,500,000	15.14	—	—	—	—	—	—
G/CJ Investments, L.P.(3)	5,500,000	15.14	—	—	—	—	—	—
J. Bryan Bunting(2)(4)	850,053	2.30	—	—	—	—	—	—
Charles W. McDonough(2)(5)	1,839,187	4.54	50,000	1.08	—	—	2.5	1.44
Charles D. Hyman(2)(6)	340,036		20,833		—	—	1.5	*
Buford H. Ortale(7)	2,463,311	6.35	252,667	5.53	—	—	—	—
Jeffrey A. Bowden(2)(8)	1,066,046	2.86	—	—	—	—	5.0	2.88
Lawrence C. Tucker(9)	23,407,664	40.87	—	—	4,166,667	100	125.0	72.04
Brown Brothers Harriman & Co.(9)	23,340,746	40.80	—	—	4,166,667	100	125.0	72.04
Andrew C. Cowen(2)(10)	66,093	*	—	—	—	—	—	—
John K. Aurell(2)(11)	100,425	*	—	—	—	—	—	—
Richard F. LaRoche, Jr.(2)(12)	50,272	*	—	—	—	—	—	—
W. Andrew Krusen, Jr.(2)	16,000	*	—	—	—	—	—	—
Robert A. Curtis(2)(13)	599,072	1.16	20,833	*	—	—	—	—
Frank M. Grillo(2)(14)	38,888	*	—	—	—	—	—	—
Horace J. Davis III(2)(15)	340,277	*	—	—	—	—	—	—
Fulmead Ventures Limited(16)	3,330,427	8.81	250,000	5.47	—	—	10.0	5.76
Richland Ventures III, L.P.(17)	2,888,490	7.36	1,250,000	27.36	—	—	—	—
Falcon Global Fund, L.P.(18)	770,264	2.07	333,333	7.29	—	—	—	—
Gramercy Z-Tel LLC(19)	2,407,074	6.21	1,041,666	22.80	—	—	—	—
All directors and officers as a group(20)	43,027,214	54.18	508,333	11.12	4,166,667	100	162.0	93.37

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the aggregate number of shares beneficially owned by the individual stockholders and groups of stockholders described above and the percentage ownership of such individuals and groups, shares of common stock subject to convertible securities currently convertible or convertible or convertible within 60 days and shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the date of this report are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of the other stockholders or groups of stockholders.

(2)	The shareholder’s address is c/o Z-Tel Technologies, Inc., 601 South Harbour Island Boulevard, Suite 220, Tampa, Florida 33602.

(3)	D. Gregory Smith and Carol Jane Smith are husband and wife. The number of shares shown for D. Gregory Smith and for Carol Jane Smith each includes all of the shares held by G/ CJ Investments, L.P., a Delaware limited partnership. G/CJ Investments, Inc., a Delaware corporation established and controlled by Mr. and Mrs. Smith, is the sole general partner of G/CJ Investments, L.P. The share amount also includes 4,599,341 shares for Mr. Smith that are deemed to be beneficially owned by him by virtue of certain stock options that are currently exercisable or become exercisable within 60 days, certain convertible preferred shares and certain stock purchase warrants. The address of G/CJ Investments, L.P. is 300 Delaware Avenue, Suite 900, Wilmington, Delaware 19801.

(4)	Common Stock includes 594,999 shares deemed to be beneficially owned by Mr. Bunting by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.

(5)	Common Stock includes 1,116,698 shares deemed to be beneficially owned by Mr. McDonough by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days, certain convertible preferred shares and certain stock purchase warrants.

(6)	Common Stock includes 291,919 shares deemed beneficially owned by Mr. Hyman by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days, certain convertible preferred shares and certain stock purchase warrants.

(7)	Common Stock includes 634,250 shares deemed beneficially owned by Mr. Ortale by virtue of convertible Series D preferred shares and certain stock purchase warrants. Ownership deemed owned by Mr. Ortale includes shares owned by Sewanee Ventures and the Ortale Family Foundation over which he has investment power. Mr. Ortale’s address is 4410 Gerald Place, Nashville, Tennessee 37205.

(8)	Common Stock includes 860,332 shares deemed to be beneficially owned by Mr. Bowden by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days, and convertible Series G preferred shares.

(9)	This information is derived from a Schedule 13D dated November 20, 2000, as amended July 12, 2001 and August 3, 2001, filed jointly by Brown Brothers Harriman & Co., The 1818 Fund III, L.P., T. Michael Long and Lawrence C. Tucker. Each of these parties is shown to have shared voting and dispositive power with respect to all of the shares shown, except that Mr. Tucker’s shares include 66,918 shares deemed beneficially owned by him by virtue of certain stock options currently exercisable or which become exercisable within 60 days. Of the shares of common stock shown for Mr. Tucker and Brown Brothers Harriman & Co., 25,030,101 shares are deemed to be beneficially owned by virtue of certain convertible preferred shares and certain stock purchase warrants (excluding the 66,918 additional shares beneficially owned by Mr. Tucker). The address of Brown Brothers Harriman & Co., The 1818 Fund III, L.P., T. Michael Long and Lawrence C. Tucker is 59 Wall Street, New York, New York 10005.

(10)	Common Stock includes 66,093 shares deemed beneficially owed by Mr. Cowen by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.

(11)	Common Stock includes 64,152 shares deemed beneficially owned by Mr. Aurell by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.

(12)	Common Stock includes 25,272 shares deemed beneficially owned by Mr. LaRoche by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.

(13)	Common Stock includes 483,072 shares deemed beneficially owned by Mr. Curtis by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days, certain convertible preferred shares and certain stock purchase warrants.

(14)	Common Stock includes 38,888 shares deemed beneficially owned by Mr. Grillo by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.

(15)	Common Stock includes 315,277 shares deemed beneficially owned by Mr. Davis by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.

(16)	This information is derived from a Schedule 13D dated February 8, 2000, as amended February 15, 2002, July 9, 2003 and February 18, 2004, filed jointly by Professional Holdings Limited, The Mayer Trust, Mutual Trust Management (Jersey) Limited, MTM Trustees Limited, MTM Nominees Limited, MTM Investments Limited, Michael Cordwell and Fulmead Ventures Limited. Each of these parties reports to have shared voting and dispositive power with respect to all of the shares shown. Eduard J. Mayer, beneficiary of The Mayer Trust disclaims beneficial ownership of the shares shown. The common shares shown include 1,334,421 shares deemed beneficially owned by virtue of certain convertible preferred shares and certain stock purchase warrants. The address of the foregoing persons is 36 Hilgrove Street, St. Helier, Jersey JE4 8TR Channel Islands.

(17)	Of the shares of common stock shown, 2,565,013 shares are deemed to be beneficially owned by virtue of shares of Series D preferred stock convertible into shares of our common stock and warrants exercisable into shares of our common stock. The address of Richland Ventures III, L.P. is 200 31st Avenue North, Suite 200, Nashville, TN 37203.

(18)	Of the shares of common stock shown, 684,003 shares are deemed to be beneficially owned by virtue of shares of Series D preferred stock convertible into shares of our common stock and warrants exercisable convertible into shares of our common stock. The address of Falcon Global Fund, L.P. is c/o KFAED Investment Department, Box 2921, Safat 13030, Kuwait.

(19)	Of the shares of common stock shown, 2,407,074 shares are deemed to be beneficially owned by virtue of shares of Series D preferred stock convertible into shares of our common stock and warrants exercisable convertible into shares of our common stock. The address of Gramercy is c/o Onex Corporation, 161 Bay Street, P.O. Box 700, Toronto, Ontario CANADA M5J 2S1.

(20)	Common Stock includes 33,591,959 shares deemed beneficially owned by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days, certain convertible preferred shares and certain stock purchase warrants.

INDEPENDENT AUDITORS

Name of Accounting Firm

      PricewaterhouseCoopers LLP has been our independent auditor since 1998. The Audit Committee has pre-approved PricewaterhouseCoopers LLP to perform review services in connection our first quarter 2004 financial statements. The Audit Committee has not yet selected an independent auditor for the year ending December 31, 2004 as it is exploring alternatives. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Stockholders. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions by stockholders.

Audit Fees

      The aggregate fees billed by PricewaterhouseCoopers during 2003 and 2002 for the audit of our annual financial statements and for the reviews of the financial statements included in our quarterly reports on Form 10-Q were $307,400 and $287,000, respectively.

Audit Related Fees

      The aggregate fees billed by PricewaterhouseCoopers during 2003 and 2002 for assurance and related services reasonably related to the performance of audit or review of our financial statements and not reported under “audit fees” above were $43,000 and $49,000, respectively. Such services were primarily for audits of our 401-K plan.

Tax Fees

      PricewaterhouseCoopers billed no fees during 2003 and 2002 for tax compliance, tax advice or tax planning.

All Other Fees

      The aggregate fees billed by PricewaterhouseCoopers during 2003 and 2002 for products and services other than audit, audit-related or tax fees described above were $1,400 and zero, respectively. The nature of such services was the purchase of a software license for accounting research.

Pre-Approval Policies

      Consistent with law and the rules of the Securities and Exchange Commission it is the Audit Committee’s policy to pre-approve all audit services and permissible non-audit provided by the company’s independent public accountant. The procedure for such approval has been for PricewaterhouseCoopers to request and receive from the Audit Committee approval for all services, specifically describing any non-audit services. The Audit Committee may delegate this pre-approval authority to one or more of its members. In that event, the member or members to whom pre-approval authority has been delegated will report all decisions with respect to pre-approvals to the full Audit Committee at the next Audit Committee meeting.

STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2005 ANNUAL MEETING

      Stockholder proposals intended to be considered for inclusion in next year’s Proxy Statement and form of proxy for presentation at the 2005 Annual Meeting of Stockholders must be submitted in writing and received by us on or before December 15, 2004. Proposals should be sent to Z-Tel Technologies, Inc., Attention: Secretary, 601 South Harbour Island Boulevard, Suite 220, Tampa, Florida 33602. In addition, our bylaws provide, among other things, that stockholder proposals intended to be presented at an Annual Meeting of Stockholders must be received by us not fewer than 60 nor more than 90 days before the date of the meeting (unless less than 70 days’ notice or disclosure of the date of the meeting is given to stockholders, in which case the proposal must be received by us no later than the close of business on the tenth day following the date on which notice was given or public disclosure was made). The specific requirements for submitting such proposals are set forth in our bylaws. To receive a copy of the bylaws please contact the company’s Secretary as set forth above.

By Order of the Board of Directors,

D. GREGORY SMITH,
President, Chief Executive Officer
and Chairman of the Board

APPENDIX A

Z-TEL TECHNOLOGIES, INC.

AUDIT COMMITTEE CHARTER

Adopted April 29, 2004

Purpose

      The Audit Committee of Z-Tel Technologies, Inc. (the “Company”) is a committee of the Company’s Board of Directors. The principal purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities in connection with (i) the Company’s financial statements and other financial information disclosed by the Company to its shareholders, to the public and others; (ii) the Company’s external and internal auditing, accounting and financial reporting processes; (iii) the Company’s compliance with legal and regulatory requirements; (iv) the maintenance of a complaint notification system; and (v) the performance of the Company’s accounting department, internal audit department and independent auditor. The Company’s Board of Directors has delegated to the Audit Committee the authority, the powers and the responsibilities set forth in this Charter.

General Authority and Power

      In discharging its oversight role, the Audit Committee is authorized and empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Audit Committee is authorized and empowered to retain independent counsel and other advisers as it deems necessary to carry out its responsibilities. The Audit Committee, in its capacity as a committee of the Board of Directors, is authorized and empowered to determine, and direct the expenditure of Company funds for the payment of, (i) the compensation of any independent counsel and other advisors retained by the Audit Committee, (ii) the compensation of any independent auditor employed for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company and (iii) the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

Membership

      The Audit Committee members will be appointed and may be removed anytime by the Board of Directors. The Audit Committee will be comprised of not fewer than three members of the Board of Directors, as determined by the Board of Directors, none of whom will have a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a member and each of whom must (i) be independent as defined under Rule 4200(a)(15) of The Nasdaq Stock Market (“Nasdaq”); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Act”)(subject to the exemptions provided by Rule 10A-3(c) of the Act); (iii) not have participated in the preparation of the Company’s financial statements or the financial statements of any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

      Notwithstanding the foregoing, under exceptional and limited circumstances the Board of Directors may appoint one member to the Audit Committee who is not independent as defined by Nasdaq Rule 4200(a)(15) provided applicable Nasdaq rules and the criteria of Section 10A(m)(3) of the Act are satisfied and the Board of Directors determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its shareholders. In that event, the Company will disclose in the next annual proxy statement the nature of the relationship and the reasons for that determination. Such member may not serve more than two years and may not chair the Audit Committee.

      At least one member of the Audit Committee must have employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      A member who qualifies as an “audit committee financial expert” under Item 401(h) of Regulation S-K of the Securities and Exchange Commission will be presumed to qualify as financially sophisticated.

      Specifically, such member would have the following attributes:

(a) (i) An understanding of generally accepted accounting principles and financial statements;

(ii) The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(iii) Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities:

(iv) An understanding of internal controls and procedures for financial reporting; and

(v) An understanding of audit committee functions.

      Furthermore, such member will have acquired these attributes through —

(b) (i) Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, auditor or experience in one or more positions that involve the performance of similar functions;

(ii) Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

(iii) Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

(iv) Other relevant experience.

Meetings; Procedures

      The members of the Audit Committee will appoint a Chair of the Audit Committee. A quorum of the Audit Committee will be a majority of the members of the Audit Committee. The Audit Committee will meet at least four times per year or more frequently as circumstances require. The Audit Committee may ask members of management or others to attend its meetings and provide pertinent information as necessary or desirable. The Audit Committee will meet with the independent auditor of the Company, at such times as it deems appropriate, to review the independent auditor’s examination and management report.

Responsibilities

      The Audit Committee’s role is that of oversight. It is not the Audit Committee’s role to prepare the Company’s financial statements or other disclosures, to plan or conduct audits of such financial statements or disclosures, to ensure that such financial statements or disclosures are accurate, complete or in accordance with generally accepted accounting principles, applicable rules or regulations, to ensure management’s compliance with legal requirements or to ensure the quality of the independent auditor’s work. On the contrary, the performance of these roles is the responsibility of the Company’s management or independent auditors. They allocate substantially more time to the Company and have substantially more knowledge and detailed information regarding the Company than do Audit Committee members, who are neither full-time employees nor full-time consultants to the Company.

      The following functions will be the common recurring activities of the Audit Committee in carrying out its oversight role. These functions are set forth as a guide, with the understanding that the Audit Committee may perform functions in addition to those set forth below as appropriate under the circumstances.

Independent Auditor

      1. The Audit Committee, in its capacity as a committee of the Board of Directors, will be directly responsible for the appointment, compensation, evaluation, retention, termination and oversight of the work of the Company’s independent auditor (including resolution of disagreements between management and the independent auditors) engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company (including audit work relating to the Company’s 401-K plan). The independent auditor will be a registered public accounting firm. The Audit Committee will direct that the Company’s independent auditor must report directly to the Audit Committee. The Audit Committee will review the independent auditor’s performance on at least an annual basis.

      2. The Audit Committee will pre-approve all audit and permissible non-audit services performed by the Company’s independent auditors. The Audit Committee may delegate this pre-approval authority to one or more members of the Audit Committee. In that event, the member or members to whom pre-approval authority has been delegated will report all decisions with respect to pre-approvals to the full Audit Committee at the next Audit Committee meeting. The Audit Committee will not engage the independent auditors to perform any non-audit services specifically proscribed by law or regulation.

      3. The Audit Committee will confirm that neither the lead (or coordinating) audit partner (having primary responsibility for the audit), nor the audit partner responsible for reviewing the audit, has performed audit services for the Company in each of the Company’s five previous fiscal years.

      4. The Audit Committee will (a) request and receive from the independent auditor annually, a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1; (b) discuss thoroughly with the independent auditor any such disclosed relationships or services and their impact on the independent auditor’s independence and objectivity; and (c) take appropriate action in response to the independent auditor’s report to ensure the independence of independent auditor.

      5. The Audit Committee will review reports required to be submitted to it by the independent auditor under Section 10A of the Act, including (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and the Company’s management, such as any management letter or schedule of unadjusted difference.

Financial Reporting and Disclosures

      1. The Audit Committee will review the following matters with management and the independent auditor at the completion of the annual audit of the Company’s financial statements to be included in the Company’s Annual Report on Form 10-K, prior to the filing of Form 10-K:

(a) The Company’s annual financial statements and related footnotes;

(b) The independent auditor’s audit of the financial statements and its report thereon;

(c) Any significant changes required in executing the independent auditor’s audit plan;

(d) Any serious difficulties or disputes with management encountered during the course of the audit, including any restrictions on the scope of the work or access to information; and

(e) Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards, including discussions relating to the independent auditor’s judgments about such matters as the quality, not just the acceptability, of the Company’s accounting practices and other items set forth in SAS No. 61 or other such auditing standards that may in time modify, supplement or replace SAS No. 61.

      2. The Audit committee will recommend to the Board of Directors whether the audited financial statements should be included in the Corporation’s Annual Report on Form 10-K.

      3. The Audit Committee will review with management and the independent auditor the Company’s interim financial results to be included in the Company’s Quarterly Reports on Form 10-Q and the results of the independent auditor’s review of Interim Financial Information pursuant to SAS No. 71.

      4. The Audit Committee will cause to be prepared and review annually an Audit Committee Report for inclusion in the Proxy Statement. The Audit Committee Report will be in compliance with all applicable Securities and Exchange Commission rules as may be in existence from time to time.

      5. The Audit Committee will review and approve disclosures regarding non-audit services to be disclosed in periodic reports filed under Section 13(a) of the Act.

      6. The Audit committee will review with the Company’s legal counsel any matters which could have a significant impact on the Company’s financial statements.

Internal Audit Department

      The Audit Committee will (i) supervise and monitor the activities and review the organizational structure of the Company’s internal audit department, (ii) approve or disapprove the appointment and removal of the internal audit executive, (iii) review the qualifications of all senior internal audit personnel, (iv) review the significant reports to management prepared by personnel of the internal audit department and the management responses to such reports and (v) discuss with the independent auditor and the management the functions, responsibilities, budget, staffing and any recommended changes to the internal audit department.

Internal Control Processes

      In consultation with management, the independent auditor and internal audit personnel, the Audit Committee will from time to time review the following matters:

(a) The integrity of the Company’s financial reporting processes;

(b) Management’s design, implementation, operation and evaluation of the Company’s internal controls, including disclosure controls and procedures;

(c) Any significant deficiencies or material weaknesses in the design or operation of the Company’s internal controls, including disclosure controls and procedures, and the steps taken to correct such deficiencies;

(d) Any fraud, whether or not material, involving management or employees having a significant role in the Company’s internal controls;

(e) Management’s design, implementation and operation of antifraud programs and controls, including management’s identification of fraud risks; and

(f) The Company’s major financial risk exposures and the steps taken to monitor and control such exposures.

Ethical and Legal Compliance

      1. The Audit Committee will from time to time review and, if appropriate, recommend changes to the Company’s code of ethics and will monitor, along with management, the code of ethics application to all employees, officers and directors.

      2. The Audit Committee will establish procedures for the receipt, retention and treatment of complaints received by the Company (from both Company personnel and third parties) regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

Related Party Transactions

      The Audit Committee will review and approve or disapprove any related party transactions between the Company and one or more of its officers, directors or major shareholders or any immediate family member of such persons. If a related party transaction involves one or more members of the Audit Committee, then such member or members will be disqualified from voting on that matter and the remaining members of the Audit Committee will approve or disapprove the related party transaction. If the Audit Committee is unable to achieve a quorum or is unable to reach a majority decision, then the Board of Directors may appoint one or more temporary members solely for the purpose of approving or disapproving a related party transaction.

General Responsibilities

      1. The Audit Committee will review the Audit Committee’s Charter annually, and if appropriate, recommend changes to the Charter.

      2. The Audit committee will from time to time report to the full Board of Directors in order to keep the Board informed of its activities.

      3. The Audit Committee will perform such other functions as assigned by law, the Company’s articles or bylaws, or the Board of Directors from time to time.

APPENDIX B

Z-TEL TECHNOLOGIES, INC.

NOMINATING COMMITTEE CHARTER

Adopted April 29, 2004

Purpose

      The Nominating Committee of Z-Tel Technologies, Inc. (the “Company”) is a committee of the Company’s Board of Directors. The principal purposes of the Nominating Committee are to oversee the processes by which individuals are nominated for election or appointment to the Board of Directors and in connection therewith to identify and to recommend to the Board of Directors individuals qualified to serve as directors of the Company. The Company’s Board of Directors has delegated to the Nominating Committee the authority, the powers and the responsibilities set forth in this Charter.

General Authority and Power

      The Nominating Committee is authorized and empowered to oversee the Company’s processes by which directors are nominated for election or appointment to the Board of Directors and in connection therewith to take such actions as may be necessary or appropriate in carrying out its responsibilities as set forth in this Charter. The Nominating Committee is authorized and empowered to retain such search advisors, independent counsel and other advisors as it deems necessary to carry out its responsibilities. In its capacity as a committee of the Board of Directors, the Nominating Committee is authorized and empowered to determine, and direct the expenditure of not more than $25,000 of Company funds annually for the payment of, (i) the compensation of any search advisor and other advisors retained by the Nominating Committee and (ii) the ordinary administrative expenses of the Nominating Committee that are necessary or appropriate in carrying out its responsibilities.

Membership

      The Nominating Committee members will be appointed, and may be removed anytime, by the Board of Directors. The Board of Directors may appoint alternate members to attend Nominating Committee meetings in the absence of any member of the Nominating Committee. Members may resign any time by written notice to the Board of Directors. The Nominating Committee will be comprised of not fewer than three members of the Board of Directors, as determined by the Board of Directors, each of whom must (i) be independent as defined under Rule 4200(a)(15) of The Nasdaq Stock Market (“Nasdaq”); (ii) be qualified to serve on the Nominating Committee under any other Nasdaq rules; and (iii) be qualified to serve on the Nominating Committee under such other requirements the Board of Directors may establish from time to time.

      Notwithstanding the foregoing, under exceptional and limited circumstances the Board of Directors may appoint one member to the Nominating Committee who is not independent as defined by Nasdaq Rule 4200(a)(15) and is not a current officer or employee of the Company or a “family member” (as defined by Nasdaq rules) of an officer or employee, provided the Board of Directors determines that membership on the Nominating Committee by the individual is required by the best interests of the Company and its shareholders. In that event, the Company will disclose in the next annual proxy statement the nature of the relationship and the reasons for that determination. Such member may not serve more than two years on the Nominating Committee.

Meetings; Procedures

      The members of the Nominating Committee will appoint a Chair of the Nominating Committee. A quorum of the Nominating Committee will be a majority of the members of the Nominating Committee. The Nominating Committee will meet at least once per year in advance of the Company’s preparation and distribution of proxy materials in connection with the annual meeting of the Company’s shareholders or more

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frequently as circumstances require. The Nominating Committee may require members of management or others to attend its meetings and provide pertinent information as necessary.

Responsibilities

Nominations and Appointments

      The Nominating Committee will have the following responsibilities relating to director nominations and appointments:

1. To assist the Board of Directors in identifying, recruiting, and, when appropriate, interviewing candidates for nomination or appointment to the Board of Directors, including individuals recommended by stockholders and others;

2. To establish procedures by which stockholders may recommend candidates for nomination to the Board of Directors in connection with elections to the Board of Directors by the stockholders (in addition to those procedures which may be set forth in the Company’s Articles of Incorporation or Bylaws;

3. To review the background and qualifications of candidates being considered for nomination or appointment to Board of Directors;

4. To review the suitability of each director whose term is near expiration for continued service as a director (taking into account, among other things, any significant changes in the director’s legal, employment or other status);

5. To recommend to the Board of Directors candidates for nomination or appointment to the Board of Directors, as the case may be; and

6. To recommend to the Board of Directors whether a sitting director should be removed in accordance with the Company’s articles of incorporation.

      In reviewing prospective nominees, appointees and sitting directors, the Nominating Committee will consider the following attributes, criteria and factors, among others: experience, skills, expertise, education, diversity, personal and professional integrity, character, temperament, business judgment, time availability, dedication and conflicts of interest. At a minimum, prospective nominees must be at least 18 years of age and have such business, financial, technological or legal experience or education to enable them to make informed decisions on behalf of the Company.

      The Nominating Committee will have no responsibilities in connection with the nomination or appointment of directors in cases where the right to nominate or appoint a director legally belongs to a third party.

General Responsibilities

      1. The Nominating Committee will review this Charter annually and recommend updates as appropriate.

      2. The Nominating Committee will cause to be prepared and review annually a Nominating Committee Report for inclusion in the Company’s Proxy Statement. The Nominating Committee Report will be in compliance with all applicable Securities and Exchange Commission rules as may be in existence from time to time.

      3. The Nominating Committee will perform such other functions as assigned by law, the Company’s articles of incorporation or bylaws, or the Board of Directors from time to time.

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APPENDIX C
PROXY

Z-TEL TECHNOLOGIES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2004

    The undersigned, a stockholder of Z-Tel Technologies, Inc. (“Z-Tel”), hereby appoints D. Gregory Smith, Horace J. Davis and Andrew L. Graham, and each of them, attorney and proxy of the undersigned, each with full powers of substitution, for and on behalf of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Z-Tel to be held at Z-Tel corporate headquarters, 601 South Harbour Island Boulevard, Suite 220, Tampa, Florida at 1:00 P.M., local time, on May 20, 2004, and any adjournments or postponements thereof (the “Annual Meeting”), and to vote at the Annual Meeting all the shares of common stock of Z-Tel that the undersigned is entitled to vote at the Annual Meeting, with the same effect as if the undersigned were personally present at the Annual Meeting, all as described in the company’s Proxy Statement dated April 29, 2004 relating to the Annual Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified on the reverse side:

    The shares represented by this Proxy will be voted in the manner directed herein only if this Proxy is properly executed and timely returned. If the undersigned does not specify a choice, the shares will be voted FOR the nominees for director listed on the reverse side, and in the discretion of the proxies for other matters which may properly come before the Annual Meeting.

    The Board of Directors recommends voting FOR the following proposals:

1.   ELECTION OF DIRECTORS

    Nominees:   Charles W. McDonough, Richard F. LaRoche, Jr. and W. Andrew Krusen, Jr.

☐	FOR the nominees listed above (except as marked to the contrary)	☐	WITHHOLD AUTHORITY to vote for all the nominees listed above

   (INSTRUCTION: To withhold authority to vote for any individual nominee(s), print the name of such nominee(s) below.)

(Continued and to be signed on reverse side)

2.	OTHER MATTERS: Unless a line is stricken through this sentence, the proxies herein named may in their discretion vote the shares represented by this Proxy upon such other matters as may properly come before the Annual Meeting.

    The undersigned acknowledges receipt of (1) the Company’s 2003 Annual Report to Stockholders and (2) the Company’s Notice of Annual Meeting and Proxy Statement dated April 29, 2004 relating to the Annual Meeting. The undersigned does hereby revoke any proxy previously given with respect to the shares represented by this Proxy.

Date	, 2004

Signature

Signature if held jointly
NOTE: Your signature should appear as your name appears hereon. As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.
Please mark, sign and date this proxy card and promptly return it using the enclosed envelope.

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